THE PRUDENTIAL SERIES FUND

655 BROAD STREET

NEWARK, NEW JERSEY 07102

November 29, 2016

VIA EDGAR SUBMISSION

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	The Prudential Series Fund
Registration Statement on Form N-14 (File No. 333-214305)

Dear Sir or Madam:

On behalf of The Prudential Series Fund (the “Trust”), a Delaware Statutory trust, we are hereby filing the Trust’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14 (the “Registration Statement”) on behalf of the Government Money Market Portfolio (the Portfolio), which is a series of the Trust, in connection with the special meeting (the “Meeting”) of persons having voting rights in The Prudential Variable Contract Account—11 (“VCA 11”), which is organized as a separate account of The Prudential Insurance Company of America under New Jersey law.

As is explained in the Registration Statement, at the Meeting persons having voting rights in VCA 11 will be asked to consider the approval of an agreement and plan of reorganization, pursuant to which all of VCA 11’s assets and liabilities would be transferred to the Portfolio in exchange for the issuance of shares of the Portfolio to VCA 11, and the restructuring of VCA 11 as a unit investment trust.

This Pre-Effective Amendment No. 2 has been filed to incorporate certain edits and revisions to the Registration Statement in response to comments received from the staff earlier in November, 2016. The comments received from the staff, and the Portfolio’s responses, are set forth in a separate correspondence which has been separately filed on EDGAR.

On behalf of the registrant and the principal underwriter, we request acceleration of the effectiveness of the Registration Statement on November 30, 2016 or as soon thereafter as practicable.

Very truly yours,

/s/ Jonathan D. Shain
Jonathan D. Shain